Business Acquisitions - Summary of Estimated Fair Value of Assets (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Disclosure of detailed information about business combination [line items]
Goodwill	$ 61
Fresno [Member]
Disclosure of detailed information about business combination [line items]
Intangible assets	7,900
Right-of-use asset	153
Lease liability	(153)
Net assets acquired	7,900
Goodwill	17,771
Consideration paid	$ 25,671